UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 16, 2017

MDU Resources Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-03480	41-0423660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 West Century Avenue P.O. Box 5650 Bismarck, North Dakota 58506-5650 (Address of principal executive offices) (Zip Code) Registrant’s telephone number, including area code: (701) 530-1000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [ ]

Item 8.01.	Other Events.

The Board of Directors (“Board”) of MDU Resources Group, Inc. (“MDU Resources”) has authorized MDU Resources’ management to evaluate and pursue a holding company reorganization (the “Reorganization”). Regulatory applications for preapproval of the reorganization will be filed with the Federal Energy Regulatory Commission and state regulatory commissions where required.
Regulated electric and natural gas utility operations in the states of North Dakota, South Dakota, Montana, Wyoming, and Minnesota are currently conducted through divisions of MDU Resources, while the regulated natural gas utility operations in the states of Idaho, Washington, and Oregon are operated through subsidiaries of MDU Resources. Following the Reorganization, all utility operations would be conducted through wholly owned subsidiaries of the new parent holding company (“HoldCo”).
Upon consummation of the Reorganization, each outstanding share of MDU Resources common stock would automatically convert into a share of common stock of HoldCo on a one-for-one basis. Shareholders of MDU Resources immediately prior to consummation of the Reorganization would own the same relative percentages of HoldCo upon the consummation of the Reorganization. Shareholder approval is not expected to be required to consummate the Reorganization under the provisions of the Delaware General Corporation Code. The Reorganization is not expected to result in any new tax liabilities for MDU Resources or its stakeholders, including shareholders.
MDU Resources believes that it is in the best interests of its customers and shareholders to reorganize into a holding company structure. The Reorganization is designed to provide further separation between its regulated and unregulated businesses and additional financing flexibility. The Reorganization is not being pursued in connection with any particular corporate transaction, and no material operational or financial impact is expected.
The Reorganization is subject to approval by federal and state regulatory commissions, consents from various third parties and final Board approval. Subject to such conditions, the Reorganization is expected to become effective on January 1, 2019.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
	99	Press Release issued November 21, 2017

The information in this Current Report on Form 8-K includes certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. The forward-looking statements contained in this release, including expectations and beliefs regarding the Reorganization are believed by the company to have a reasonable basis. Nonetheless, actual results may differ materially from the projected results expressed in the forward-looking statements. Factors that could cause actual results to differ from those expressed in the forward-looking statements include whether the necessary approvals for the Reorganization will be obtained when anticipated or at all, whether the necessary approvals will require any changes to the Reorganization, whether additional approvals will be required, stock market and stock analyst reaction to the Reorganization, and impact to MDU Resources’ credit ratings, if any, among other factors. For a discussion of other important factors that could cause actual results to differ materially from those expressed in the forward-looking statements, refer to Item 1A - Risk Factors in MDU Resources’ most recent Form 10-K and its subsequent filings with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2017

MDU Resources Group, Inc.

By:	/s/ Jason L. Vollmer

Jason L. Vollmer
Vice President, Chief Financial
Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99	Press Release issued November 21, 2017

4